                                  ACORN FUND
                              ACORN INTERNATIONAL
                                   ACORN USA

 SUPPLEMENT DATED OCTOBER 20, 1997 TO PROSPECTUS DATED APRIL 30, 1997 OF ACORN
                               INVESTMENT TRUST

  On September 30, 1997, the board of trustees of Acorn Investment Trust ("Acorn" or the "Trust") approved a new Investment Advisory Agreement between the Trust and Wanger Asset Management, L.P. ("WAM") relating to Acorn Fund, Acorn International and Acorn USA (each a "Fund" and collectively the "Funds"). The new agreement will take effect on January 1, 1998 if approved by shareholders of record of each Fund at a meeting scheduled to be held on December 9, 1997. If the new agreement is not approved by shareholders, this Supplement will be revised.

  Currently, WAM provides investment advisory and administrative services and receives one fee for such services under the existing investment advisory agreement. If the new agreement is approved, WAM services would be divided between investment advisory and administrative services, and a separate fee would be paid for each. The breakpoints in Acorn Fund's fee schedule would be changed and the rate of fee payable on larger amounts of assets would be increased so that the total amount of fees (advisory and administrative) paid by Acorn Fund to WAM would be increased, although the top rate of fee would be unchanged at .75 of 1%. The rates of fees paid by Acorn International and Acorn USA to WAM would be divided between advisory and administrative services, but would not be increased or decreased. In addition, the new agreement requires that Acorn Fund and Acorn International pay 100% of their respective allocable portion of any trade association dues, which currently are shared 50/50 between each such Fund and WAM.

  Under the proposed new agreement, the Funds would pay WAM an advisory fee, calculated daily and paid monthly, at the following annual rates:

     ACORN FUND

        AVERAGE DAILY NET ASSETS                                     RATE OF FEE
        ------------------------                                     -----------
        First $700 million..........................................    0.75%
        $700 million to $2 billion..................................    0.70%
        In excess of $2 billion ....................................    0.65%

     ACORN INTERNATIONAL

        AVERAGE DAILY NET ASSETS                                     RATE OF FEE
        ------------------------                                     -----------
        First $100 million .........................................    1.20%
        $100 million to $500 million ...............................    0.95%
        In excess of $500 million ..................................    0.75%

     ACORN USA

        AVERAGE DAILY NET ASSETS                                     RATE OF FEE
        ------------------------                                     -----------
        First $200 million..........................................    0.95%
        In excess of $200 million...................................    0.90%

  If shareholders of the Funds approve the new agreement, Acorn will enter into an administrative services agreement with WAM under which WAM will provide the same administrative services it now provides and will receive a fee, also calculated daily and paid monthly, at the annual rate of 0.05 of 1% of each Fund's average daily net assets.

  Effective October 20, 1997, the portfolio managers of Acorn Fund are Ralph Wanger, lead portfolio manager, and Charles P. McQuaid, co-portfolio manager. Biographic information on Mr. Wanger and Mr. McQuaid is included in the prospectus under the heading "Meet the Managers."